UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 23, 2015, our stockholders approved an amendment to our Equity Incentive Plan (1) increasing the total number of shares of our common stock that may be issued pursuant to stock awards granted under the plan from 50,000,000 to 70,000,000 shares and (2) increasing the number of shares of our common stock that may be issued pursuant to awards other than stock options and stock appreciation rights from 15,000,000 to 25,000,000 shares.
On April 23, 2015, our stockholders also approved an amendment to our Non-Employee Directors’ Equity Incentive Plan increasing the total number of shares of our common stock that may be issued pursuant to stock awards granted under the plan from 1,500,000 to 2,500,000 shares.
The foregoing summaries do not purport to be complete and are qualified in their entirety by our Equity Incentive Plan and Non-Employee Directors’ Equity Incentive Plan, each as amended, copies of which are attached to this report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

Our annual meeting of stockholders was held on April 23, 2015 to consider and vote on the following proposals. The voting results with respect to each matter are set forth below:

(1)	Election of Class III Directors:
	Name of Director	For	Withheld	Broker Non-Votes
	Philippe J. Amouyal	623,026,865	21,428,142	42,178,042
	Lonnel Coats	632,192,682	12,266,325	42,178,042
	Frank P. Palantoni	639,928,270	4,526,737	42,178,042

		For	Against	Abstain	Broker Non-Votes
(2)	Approval of an amendment to our amended and restated certificate of incorporation to effect, at the discretion of our board of directors, a reverse split of our common stock and a reduction in the number of authorized shares of our common stock	677,200,922	9,077,052	355,075	42,178,042

		For	Against	Abstain	Broker Non-Votes
(3)	Ratification and approval of the amendment to our Equity Incentive Plan	640,517,414	3,393,417	544,176	42,178,042

		For	Against	Abstain	Broker Non-Votes
(4)	Ratification and approval of the amendment to our Non-Employee Directors’ Equity Incentive Plan	610,633,684	33,244,200	577,123	42,178,042

		For	Against	Abstain	Broker Non-Votes
(5)	Advisory vote to approve the compensation paid to our named executive officers	640,160,396	3,729,678	564,933	42,178,042

		For	Against	Abstain	Broker Non-Votes
(6)	Ratification and approval of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2015	684,608,511	729,291	1,295,247	—

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.		Description
10.1	—	Equity Incentive Plan, as amended
10.2	—	Non-Employee Directors’ Equity Incentive Plan, as amended

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: April 23, 2015	By:	/s/ Brian T. Crum
Brian T. Crum
Vice President and General Counsel

Index to Exhibits

Exhibit No.		Description
10.1	—	Equity Incentive Plan, as amended
10.2	—	Non-Employee Directors’ Equity Incentive Plan, as amended